UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 27 , 2006

LONGFOOT COMMUNICATIONS CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-130110	76-0763470
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9229 Sunset Blvd., Suite 810 West Hollywood, CA	90069
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 385-9631

Same
(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

See press release attached as Exhibit 99.1 to this Form 8-K regarding the commencement of operation of the Registrant’s first low power television station.

Item 9.01  Financial Statements and Exhibits

(c)	Exhibits

99.1	Press release dated August 27, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 29, 2006        LONGFOOT COMMUNICATIONS CORP.

By:  /s/ ARTHUR LYONS
        Arthur Lyons
        President
        (Duly Authorized Officer)